UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 27, 2009
Date of Report (Date of earliest event reported)

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-646-4100
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     In connection with the acquisition of a 50% indirect interest in PAA Natural Gas Storage, LLC (“PNGS”) from Vulcan Gas Storage, LLC (“Vulcan”), as described in Item 7.01 below, Plains All American Pipeline, L.P. (“PAA” or the “Partnership”) has agreed to issue 1,907,305 of its common units as a portion of the consideration to be paid for such interest.
     The Partnership believes that this transaction is exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, or Regulation D promulgated thereunder. Vulcan has represented its intention to acquire the securities for investment only and not with a view toward their distribution, and appropriate legends will be affixed to the unit certificates.
     At the closing, the Partnership and Vulcan will enter into a registration rights agreement pursuant to which the Partnership will agree to file a shelf registration statement within 120 days of the closing (and use its commercially reasonable efforts to have the registration statement declared effective within 240 days of the closing) to permit the resale by Vulcan of the Partnership’s common units issued in the transaction.
Item 7.01. Regulation FD Disclosure.
     In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
     On August 27, 2009, the Partnership issued a press release announcing that it had executed definitive agreements under which a subsidiary of PAA will acquire Vulcan’s 50% indirect interest in PNGS. The Partnership is furnishing a copy of such press release as Exhibit 99.1 hereto.
     The Partnership has historically accounted for its 50% indirect interest in PNGS under the equity method. As a result of the acquisition of Vulcan’s 50% interest, the Partnership will consolidate the financial statements of the natural gas storage entities into its financial statements and the Partnership will refinance the existing project debt facilities in those entities. Although this acquisition is not considered significant and, accordingly, no pro forma financial statements are required, we are furnishing as Exhibit 99.2 hereto an unaudited pro forma condensed combined balance sheet as of June 30, 2009, illustrating the impact of the consolidation.

Exhibit 99.1
Item 9.01. Exhibits.

(d)	Exhibits.

	99.1	Press Release of Plains All American Pipeline, L.P. dated August 27, 2009.

	99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Plains All American Pipeline, L.P., dated as of June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2009	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Tina L. Val

Name: Tina L. Val Title: Vice President - Accounting and Chief Accounting Officer

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